Exhibit 10.2

FIRST AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this  “Amendment”) is made and entered into as of May 21, 2019, by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and LIQUIDIA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 26, 2018 (as amended from time to time, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 7.8 of the Agreement is hereby amended and restated, as follows:

7.8Capitalized Expenditures.  Make Capitalized Expenditures in excess of (a) $2,500,000 in the aggregate during Borrower’s fiscal year ending December 31, 2019, or (b) $500,000 in the aggregate in any fiscal year of Borrower thereafter; provided that any unused amount of Capitalized Expenditures in any fiscal year (beginning with Borrower’s fiscal year ending December 31, 2019)  up to $500,000 may be added to the limitations under this subsection (b) and used by Borrower in the subsequent fiscal year.

2)	Bank’s notice addresses in Section 10 of the Agreement are hereby amended and restated, as follows:

If to Bank:Pacific Western Bank

406 Blackwell Street, Suite 240

Durham, North Carolina 27701

Attn: Loan Operations Manager

FAX:  (919) 314-3080

E-Mail: loannotices@pacwest.com

with a copy to:Pacific Western Bank

406 Blackwell Street, Suite 240

Durham, North Carolina 27701

Attn: Scott Hansen

E-Mail: shansen@pacwest.com

3)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or

Liquidia Technologies, Inc. – 1st Amendment to A&R LSA

Exhibit 10.2

remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.
4)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.
5)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
6)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)	this Amendment, duly executed by Borrower;
b)

payment of all Bank Expenses incurred in connection with this Amendment, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees (provided that Borrower shall be responsible for no more than $2,500 of such Bank Expenses),  which may be debited from any of Borrower’s accounts; and

c)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Liquidia Technologies, Inc. – 1st Amendment to A&R LSA

Exhibit 10.2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LIQUIDIA TECHNOLOGIES, INC.PACIFIC WESTERN BANK

By: /s/ Neal F. FowlerBy: /s/ Ashley N. Pittman

Name: Neal F. FowlerName: Ashley N. Pittman

Title: Chief Executive OfficerTitle: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Loan and Security Agreement]

Liquidia Technologies, Inc. – 1st Amendment to A&R LSA